UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 13, 2007
I-FLOW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 206-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On December 13, 2007, I-Flow Corporation, a Delaware corporation (“I-Flow” or the “Company”), entered into a binding letter of intent (the “Agreement”) with AcryMed, Inc., a privately held Oregon corporation that develops innovative infection control and wound healing products (“AcryMed”), and the following shareholders who together own a majority of AcryMed’s shares: Bruce L. Gibbins, Jack D. McMaken, John A. Calhoun and James P. Fee, Jr. AcryMed shareholders will receive an aggregate $25 million in cash from I-Flow in the planned merger.
     Of such amount, $2.5 million will be deposited into an interest-bearing escrow account and distributed to AcryMed shareholders (plus accrued interest thereon)—less any amounts (plus accrued interest thereon) paid to I-Flow as a result of AcryMed’s breach, if any, of its representations, warranties and covenants in the definitive agreement for the acquisition—promptly after the later of (a) the one-year anniversary of the date of closing of the acquisition or (b) the resolution of any disputed and pending claims of indemnification.
     The Agreement contemplates the merger of a new subsidiary of I-Flow with and into AcryMed, with AcryMed being the surviving corporation as a wholly owned subsidiary of I-Flow. I-Flow’s obligation to complete the acquisition is subject to certain customary conditions as well as I-Flow’s completion of a due diligence investigation with the results of such investigation being satisfactory to I-Flow in its discretion. If these conditions are satisfied, I-Flow expects to consummate the acquisition during the first calendar quarter of 2008.
     As part of the acquisition, I-Flow also expects that Dr. Gibbins, AcryMed’s Founder, Chief Technology Officer and Chairman, Mr. McMaken, AcryMed’s CEO and President, and John A. Calhoun, AcryMed’s CFO, will enter into new, full-time employment agreements with terms of two years (for Dr. Gibbins and Mr. McMaken) and one year (for Mr. Calhoun) to actively continue AcryMed’s ongoing business and development. At the completion of Dr. Gibbins’ two-year employment term, I-Flow expects that he will enter into a normal and customary consulting agreement, with a term of one year, providing for consulting services on an as-requested basis.
     Dr. Gibbins and Mr. McMaken have also agreed, at the closing of the acquisition, to enter into normal and customary four-year non-competition agreements for the benefit of I-Flow. In consideration of compliance with such non-competition agreements, I-Flow will deposit at the closing $2 million ($1 million for each of Dr. Gibbins and Mr. McMaken) into an interest-bearing escrow account. Assuming compliance with his relevant non-competition agreement, each of Dr. Gibbins and Mr. McMaken will receive from the escrow account, together with accrued interest thereon, the following amounts at the following dates: $500,000 on the second anniversary of the closing, $250,000 on the third anniversary of the closing and $250,000 on the fourth anniversary of the closing.
     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
     I-Flow issued a press release on December 13, 2007, a copy of which is attached to this report as Exhibit 99.1 and incorporated herein by reference, in which I-Flow announced the Agreement. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description

10.1	Binding Letter of Intent dated as of December 13, 2007 by and among I-Flow Corporation, AcryMed, Inc., Bruce L. Gibbins, Jack D. McMaken, John A. Calhoun and James P. Fee, Jr.

99.1	Press Release of I-Flow Corporation dated as of December 13, 2007.
Forward-Looking Statements
     Statements by the Company in this report and in other reports and statements released by the Company are and will be forward-looking in nature and express the Company’s current opinions about trends and factors that may impact future operating results. Statements that use words such as “may,” “will,” “should,” “believes,” “predicts,” “estimates,” “projects,” “anticipates” or “expects” or use similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to material risks, assumptions and uncertainties, which could cause actual results to differ materially from those currently expected, and readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated or subsequent events. Readers are also urged to carefully review and consider the various disclosures made by the Company in this report that seek to advise interested parties of the risks and other factors that affect the Company’s business. Interested parties should also review the Company’s reports on Forms 10-K, 10-Q and 8-K and other reports that are periodically filed with or furnished to the Securities and Exchange Commission. The risks affecting the Company’s business include, among others: physician acceptance of infusion-based therapeutic regimens; implementation of the Company’s direct sales strategy; dependence on the Company’s suppliers and distributors; the Company’s continuing compliance with applicable laws and regulations, such as the Medicare Supplier Standards and the Food, Drug and Cosmetic Act, and the Medicare’s and FDA’s concurrence with management’s subjective judgment on compliance issues; the reimbursement system currently in place and future changes to that system; product availability, acceptance and safety; competition in the industry; technological changes; intellectual property challenges and claims; economic and political conditions in foreign countries; currency exchange rates; inadequacy of booked reserves; and reliance on the success of the home health care industry. All forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by the Company about its business.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 17, 2007

I-FLOW CORPORATION
By:	/s/ James R. Talevich
	Name:	James R. Talevich
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Binding Letter of Intent dated as of December 13, 2007 by and among I-Flow Corporation, AcryMed, Inc., Bruce L. Gibbins, Jack D. McMaken, John A. Calhoun and James P. Fee, Jr.

99.1	Press Release of I-Flow Corporation dated as of December 13, 2007.

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